UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2020

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Service Properties Trust and certain of its subsidiaries, unless otherwise noted.

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2020, certain of our taxable REIT subsidiaries entered into short term hotel management agreements, or collectively, the Management Agreements, with subsidiaries of Sonesta Holdco Corporation, or Sonesta, pursuant to which we transitioned the branding and management of 99 hotels previously managed by subsidiaries of InterContinental Hotels Group, plc, or IHG, to Sonesta. One of the Management Agreements covers 93 of these hotels and the other six of these hotels are each covered by individual Management Agreements. Three additional hotels located in Canada and Puerto Rico are expected to convert in mid-December 2020 and one hotel located in Atlanta, Georgia will continue to be managed by IHG.

The Management Agreements are effective as of December 1, 2020 and expire on December 31, 2021. The terms of the Management Agreements are substantially the same as those contained in our existing management agreements with Sonesta relating to conversion hotels. The principal terms of our existing conversion management agreements with Sonesta are described in Notes 6 and 10 to our Condensed Consolidated Financial Statements in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, or our Quarterly Report, which descriptions are incorporated herein by reference.

We own approximately 34% of Sonesta and expect to share in the benefit of these new management agreements and in the hotels’ performance in the post-pandemic recovery.

The foregoing description of the Management Agreements is not complete and is subject to and qualified in its entirety by reference to the representative form of our existing management agreements with Sonesta relating to conversion hotels, which was filed as Exhibit 10.6 to our Quarterly Report, and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

Sonesta is a private company that is controlled by Adam D. Portnoy, the largest owner of Sonesta and one of our Managing Trustees who also serves as one of Sonesta’s directors. One of Sonesta’s other directors is our other Managing Trustee, President and Chief Executive Officer and Sonesta’s other director serves as executive vice president, general counsel and secretary to The RMR Group LLC, or RMR LLC, our manager, and The RMR Group Inc., or RMR Inc., and as our Secretary. Sonesta’s chief executive officer and chief financial officer are officers of RMR LLC. Certain other officers and employees of Sonesta are former employees of RMR LLC. RMR LLC also provides certain services to Sonesta. As of September 30, 2020, we owned approximately 34% of Sonesta, which managed 56 of our hotels pursuant to our management agreements with Sonesta.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2019, or the Annual Report, our definitive Proxy Statement for our 2020 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 4, 5 and 9 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Notes 6 and 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report and the Quarterly Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	Sonesta is a small privately held company with less resources and scale compared to IHG. If Sonesta were to fail to provide quality services and amenities or to maintain a quality brand, our income from these properties may be adversely affected. There can be no assurance that Sonesta can operate the hotels rebranded from IHG as effectively or for returns at levels that could otherwise be achieved by IHG. Further, if we were required to replace Sonesta, we could experience significant disruptions in operations at the applicable properties, which could reduce our income and cash flows from, and the value of, those properties. We have no guarantee or security deposit under our Sonesta agreements. Accordingly, we may receive amounts from Sonesta that are less than the contractual minimum returns stated in our agreements with Sonesta or we may be requested to fund losses for our Sonesta hotels. Further, we own a 34% interest in Sonesta. If Sonesta experiences losses, or requires additional capital, Sonesta may request we fund our share through the contribution of additional capital.

•	SVC has an approximate 34% ownership interest in Sonesta and SVC would therefore share in the benefit from these new management agreements and in the hotels’ performance in the post-pandemic recovery. However, Sonesta may not operate these hotels profitably and SVC may not receive the benefit it would expect to receive. Further, it is not known how long the COVID-19 pandemic will last or how severe it will be, including its continued impact on the hotel industry. Moreover, it is not known how long it will take the economy to recover following the pandemic or what adverse changes on the hotel industry may be realized, such as if business and leisure travel are significantly reduced on a long-term or permanent basis. These and other factors may adversely affect the performance of these hotels, regardless of which operator is managing them.

•	Three additional hotels are expected to be converted to Sonesta brands and management in mid-December. These conversions are subject to various conditions that may not occur and these conversions may be delayed.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in our Annual Report and our Quarterly Report, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Representative Form of Management Agreement between Sonesta International Hotels Corporation and Cambridge TRS, Inc. (Conversion Hotels) (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020) (schedule of applicable agreements filed herewith.)

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated:  December 2, 2020